UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2007

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-22250	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle
Rock Hill, SC	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Registrant has announced that, effective February 13, 2007, Fred R. Jones has stepped down by mutual agreement as its Vice President and Chief Financial Officer and that Gerald J. Pribanic has been appointed as interim Vice President and Chief Financial Officer while the company searches for a permanent replacement for Mr. Jones.

Mr. Pribanic, age 63, has been a partner with Tatum, LLC, an executive services firm, since August 2003 and has been acting as a consultant to the company on various finance matters since November 2006.  He previously served as Senior Vice President and Chief Financial Officer of Milliken & Company, a textile and chemical manufacturer, from March 2002 to July 2003, and as Executive Vice President and Chief Financial Officer of Maytag Corporation, a manufacturer of home and commercial appliances, from January 1996 to August 2000.

Mr. Pribanic’s work with the Registrant is covered by an Interim Executive Services Agreement dated November 6, 2006, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K.  Under such agreement, the Registrant is paying Mr. Pribanic a salary of $26,800 per month and a bonus of up to $7,200 per month, and is paying Tatum a fee of $6,700 per month and a bonus of up to $1,800 per month.  The agreement is terminable by either party upon 30 days’ prior written notice.  The foregoing description of this agreement is qualified by reference to that agreement, as set forth in Exhibit 10.1 hereto.

Under the terms of his employment agreement dated December 26, 2003, Mr. Jones has a previously agreed-upon separation arrangement with the Registrant, which the Registrant and Mr. Jones are currently in the process of reviewing.  A copy of that agreement was previously filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on December 29, 2003.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1                                                 Interim Executive Services Agreement dated November 6, 2006, between Tatum, LLC and 3D Systems Corporation

99.1                                                   Press Release dated February 14, 2007, announcing the replacement of Fred R. Jones as Chief Financial Officer and the appointment of Gerald J. Pribanic as Interim Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: February 14, 2007
/s/ ROBERT M. GRACE, JR.
(Signature)

	Name:	Robert M. Grace, Jr.
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Interim Executive Services Agreement dated November 6, 2006, between Tatum, LLC and 3D Systems Corporation

99.1	Press Release dated February 14, 2007, announcing the replacement of Fred R. Jones as Chief Financial Officer and the appointment of Gerald J. Pribanic as Interim Chief Financial Officer